T. Rowe Price Summit GNMA Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2014

Important Information about the T. Rowe Price Summit GNMA Fund

On May 19, 2014, the assets of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price GNMA Fund. As a result, the fund is no longer available for purchase.

If you have any questions, please call us at 1-800-225-5132.

The date of this supplement is June 2, 2014.

6/2/14